                                 CURRENT REPORT

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)


May 27, 2004

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Raytech Corporation
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(Exact name of Registrant as Specified in its Charter)


Delaware                             1-9298                  06-1182033
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation                     File Number)            Identification No.)


Suite 295, Four Corporate Drive, Shelton, CT                          06484
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(Address of principal executive offices)                              (Zip Code)


203-925-8021
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Registrant's Telephone Number,
including Area Code

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(Former Name or Former Address, if changed since Last Report)

Item 5.  Other Events

         On May 27, 2004, the registrant issued a press release announcing the retirement of President and Chief Executive Officer Albert A. Canosa and the appointment of Larry W. Singleton as interim President and Chief Executive Officer. The text of the press release is as follows:

                   RAYTECH CORPORATION ANNOUNCES RETIREMENT OF
             CEO ALBERT A. CANOSA; APPOINTMENT OF LARRY W. SINGLETON
                       AS INTERIM CHIEF EXECUTIVE OFFICER

Shelton, Connecticut, May 27, 2004 - Raytech Corporation (NYSE: RAY) today announced its President and Chief Executive Officer, Albert A. Canosa, will retire effective June 1, 2004. Raytech also announced that its Board of Directors has named Larry W. Singleton as interim President and Chief Executive Officer, effective June 1, 2004. Raytech's Board of Directors has formed a committee to undertake a search for a permanent president and chief executive officer.

Mr. Singleton is a principal in AlixPartners, LLC, an internationally recognized leader in providing operational and financial consulting services. "We look forward to having a professional with Larry's experience and expertise join Raytech at this important time," said Stanley J. Levy, Chairman of the Board of Directors of Raytech.

Mr. Canosa has been an employee of Raytech for 24 years. He became President and CEO of Raytech in 1998 and served as the Company's Chief Financial Officer from 1986 to 1998. Mr. Levy stated, "The Board of Directors thanks Mr. Canosa for his dedication and service to Raytech over many years. Those of us who have had the pleasure of working with Al wish him the very best." Mr. Canosa will remain on Raytech's Board of Directors for the remainder of his term, which expires at the Company's June 24, 2004 annual meeting.

Raytech Corporation is a recognized world leader in the production of wet and dry clutch, power transmission and brake systems, as well as specialty engineered polymer matrix composite products and related services for vehicular applications, including automotive OEM, heavy duty on-and-off highway vehicles and aftermarket vehicular power transmission systems. Through two technology and research centers and six manufacturing operations worldwide, Raytech develops and delivers energy absorption, power transmission and custom-engineered components focusing on niche applications where its expertise and technological excellence provide a competitive edge.

Raytech Corporation, headquartered in Shelton, Connecticut, operates manufacturing facilities in the U.S., Germany, England and China, as well as technology and research centers in Indiana and Germany. The Company's operations are strategically situated in close proximity to major customers and within easy reach of geographical areas with demonstrated growth potential.

Raytech common stock is listed on the New York Stock Exchange and trades under the symbol "RAY." Company information may be accessed on our Internet website http://www.raytech.com.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Raytech Corporation
(Registrant)

Date:  May 27, 2004


/s/ALBERT A. CANOSA
(Signature)*
Albert A. Canosa
President and
Chief Executive Officer


*Print name and title of the signing officer under his signature.

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